UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K/A
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 26, 2003



                     MEGOLA, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                            88-0492605
    --------------------                 ------------------
 (STATE OR OTHER JURISDICTION              (IRS EMPLOYER
            OF                           INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



   446 Lyndock St., Suite 102                      N0N 1G0
         Corunna, ON
-----------------------------------------     -----------------
       (Address of Principal                       (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code: Tel: (519) 481-0628



                        SuperiorClean, Inc.
                     ------------------------
 (Former Name or Former Address, if Changed Since Last Report)


       1183 S. Huron Street, Denver,
                Colorado                             80223
      -------------------------------            ------------
        (Address of Principal                      (Zip Code)
           Executive Offices)






                             -1-






ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



                  INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders
  Megola, Inc.
  Corunna, Ontario, Canada

We have audited the accompanying balance sheet of Megola, Inc. as of July 31, 2003, and the related statements of operations, stockholders' deficit and cash flows for each of the two years then ended. These financial statements are the responsibility of Megola's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Megola, Inc. as of July 31, 2003 and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that Megola, Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Megola has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas

March 8, 2004

                          MEGOLA, INC.
                         BALANCE SHEET
                         July 31, 2003


          ASSETS

Current Assets
  Cash                                                           $   2,961
  Accounts receivable, net                                          13,819
  Inventory                                                         43,290
  Deposit on reverse acquisition                                   196,566
  Other                                                              2,912
                                                                 ---------
     Total Current Assets                                          259,548
                                                                 ---------
Vehicle and demonstration equipment, net of accumulated
  depreciation of $12,097                                           14,671
                                                                 ---------
                                                                 $ 274,219
                                                                 =========


     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Bank line of credit                                            $  32,189
  Current portion of installment note payable                        5,563
  Accounts payable                                                   2,075
  Accrued expenses                                                  38,864
  Loans from investors                                             228,885
                                                                 ---------
     Total Current Liabilities                                     307,576

Long-term portion of installment note payable                        7,647
                                                                 ---------
     Total Liabilities                                             315,223
                                                                 ---------

Stockholders' Deficit
  Preferred stock, no par value, unlimited shares
    authorized, 125,000 shares issued and outstanding               81,289
  Common stock, no par value, unlimited shares
    authorized, 100 shares issued and outstanding                  154,953
  Accumulated deficit                                             (273,841)
  Other comprehensive income:
    Equity adjustment on foreign currency translation               (3,405)
                                                                 ---------
     Total Stockholders' Deficit                                  ( 41,004)
                                                                 ---------
                                                                 $ 274,219
                                                                 =========






        See accompanying summary of accounting policies and notes to financial statements.

                          MEGOLA, INC.
                    STATEMENTS OF OPERATIONS
               Years Ended July 31, 2003 and 2002


                                                      2003        2002
                                                    ---------   ---------

Revenue                                             $ 157,472   $ 158,780


Cost of sales                                          72,061      43,876
Selling                                                18,787      24,294
General & administrative                              157,736     146,322
Depreciation                                            5,122       5,125
Interest                                                1,366
                                                    ---------   ---------
     Total expenses                                   255,072     219,617
                                                    ---------   ---------
     NET LOSS                                       $( 97,600)  $( 60,837)
                                                    =========   =========


Basic and diluted loss per share                     $(976.00)   $(608.37)

Weighted average shares outstanding                       100         100





















        See accompanying summary of accounting policies and notes to financial statements.

                          MEGOLA, INC.
               STATEMENT OF STOCKHOLDERS' DEFICIT
               Years Ended July 31, 2003 and 2002


                                        Preferred Stock       Common Stock
                                       Shares     Amount    Shares     Amount
                                       -------   -------    -------    ------

Balances, July 31, 2001                                         100  $121,787

Stock issued for cash                  105,000   $68,673

Net loss
Foreign currency

  Other comprehensive loss
                                       -------   -------    -------    ------

Balances, July 31, 2002                105,000    68,673        100   121,787

Stock repurchased                                               (10)  (32,036)

Stock issued for cash
  - Common                                                       10    65,202
  - Preferred                           20,000    12,616

Net loss
Foreign currency

  Other comprehensive loss
                                       -------   -------    -------   ------

Balances, July 31, 2003                125,000  $ 81,289        100 $154,953













        See accompanying summary of accounting policies and notes to financial statements.

                          MEGOLA, INC.
               STATEMENT OF STOCKHOLDERS' DEFICIT
               Years Ended July 31, 2003 and 2002


                                   Other
                                Comprehensive
                                   Income      Accumulated
                                   (Loss)        Deficit       Totals
                                  -------       ---------     --------

Balances, July 31, 2001           $(4,270)      $(117,536)        $(19)

Stock issued for cash

Net loss                                          (58,705)     (58,705)
Foreign currency                    1,120                        1,120
                                                              --------
  Other comprehensive loss                                     (57,585)
                                  -------       ---------     --------

Balances, July 31, 2002            (3,150)       (176,241)      11,069

Stock repurchased                                              (32,036)

Stock issued for cash
  - Common                                                      65,202
  - Preferred                                                   12,616

Net loss                                          (97,600)     (97,600)
  Foreign currency                   (255)                        (255)
                                                              --------
  Other comprehensive loss                                     (97,855)
                                  -------       ---------     --------

Balances, July 31, 2003           $(3,405)      $(273,841)    $(41,004)
                                  =======       =========     ========










        See accompanying summary of accounting policies and notes to financial statements.

                          MEGOLA, INC.
                    STATEMENTS OF CASH FLOW
               Years Ended July 31, 2003 and 2002


                                                      2003        2002
                                                    ---------   ---------
Cash Flows Used in Operating Activities
  Net loss                                          $( 97,600)  $( 58,705)
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation                                        5,122       5,125
  Changes in:
    Accounts receivable                                 1,446    ( 14,393)
    Inventory                                          (3,642)   ( 20,295)
    Deposit on reverse acquisition                   (184,044)
    Other current assets                               (1,186)   (    251)
    Accounts payable                                   (1,314)   (    198)
    Accrued expenses                                   14,077      13,545
                                                    ---------   ---------
  Net Cash Used in Operating Activities              (267,141)   ( 75,172)
                                                    ---------   ---------

Cash Flows Provided by Financing Activities
  Net change in bank line of credit                        43      10,999
  Loans from investors                                180,897
  Proceeds from sales of preferred stock               12,616      70,789
  Proceeds from sales of common stock                  65,202
  Payments on installment note payable               (  2,532)
                                                    ---------   ---------
                                                      256,226      81,788
                                                    ---------   ---------
Effect of Exchange Rate Changes on Cash                 7,475      (  814)
                                                    ---------   ---------
Net increase (decrease) in cash                      (  3,440)      5,802

Cash at beginning of year                               6,401         599
                                                    ---------   ---------

Cash at end of year                                 $   2,961    $  6,401
                                                    =========   =========

Cash paid during the year for:
  Interest                                          $   1,366    $      0
  Income taxes                                              0           0

Non-cash transactions
  Purchase of automobile financed by dealer        $   14,900
  Repurchase of common stock not yet paid for          32,286









        See accompanying summary of accounting policies and notes to financial statements.

                          MEGOLA, INC.
                 NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Megola, Inc. was incorporated in Ontario, Canada on August 28, 2000 as Corporation No. 1375595. It was renamed Megola, Inc. on December 21, 2001. Megola was formed to sell physical water treatment devices to commercial end-users in both the United States and Canada under a license granted by the German manufacturer, Megola GmbH. Initial operations and sales began in October 2000.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Cash Equivalents. Highly liquid investments with original maturities of three months or less are considered cash equivalents.

Other comprehensive income represents changes in the value of the Canadian dollar relative to the U.S. dollar. As of each balance sheet date, Megola translates its assets and liabilities into U.S. dollars at the exchange rate in effect on that date. There are no hedging contracts. Revenues and expenses during each period are translated at the average exchange rates of those periods. Equity accounts are translated at historical amounts. Translation adjustments are deferred in the equity account, Other Comprehensive Income (Loss), a separate component of Stockholders' Deficit.

Revenue Recognition. Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon delivery of the finished products. For 2003 and 2002, there were no refunds or warranty claims. Megola accepts returns for a 30-day period after the sale. Megola offers no independent warranty and refers any warranty claims to the manufacturer for products it sells.

An allowance for doubtful accounts is provided based on credit experience. Megola had bad debts of $42,860 and $17,162 for fiscal 2003 and 2002, respectively. As of July 31, 2003, a $0 allowance is provided.

Long-lived Assets. Property and equipment are stated on the basis of historical cost less accumulated depreciation.
Depreciation is provided using the straight-line method over the 3-year estimated useful lives of the assets.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. No impairment losses have been recorded since inception.

Income Taxes. U.S. and foreign income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Stock Options and Warrants. Megola accounts for stock-based compensation to employees under the intrinsic value method. Under this method, Megola recognizes no compensation expense for stock options granted when the number of underlying shares is known and exercise price of the option is greater than or equal to the fair market value of the stock on the date of grant. Megola accounts for stock-based compensation to non-employees under the fair value method using the Black-Scholes option-pricing modeling method. There are no options or warrants outstanding as of July 31, 2003.

Earnings per Share. Basic earnings per share equals net earnings divided by weighted average shares outstanding during the year. Diluted earnings per share include the impact of common stock equivalents using the treasury stock method when the effect is dilutive.

Recent Accounting Pronouncements. Megola does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.


NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, Megola incurred recurring net losses chargeable to common shareholders of $97,600 and $60,817 in fiscal 2003 and 2002, respectively, and has an accumulated deficit of $273,840 as of July 31, 2003.
These conditions create an uncertainty as to Megola's ability to continue as a going concern. Management is trying to raise additional capital through sales of stock. The financial statements do not include any adjustments that might be necessary if Megola is unable to continue as a going concern.


NOTE 3 - BANK LINE OF CREDIT

The Bank of Montreal granted a $32,111 line of credit to Megola that is used by overdrafting Megola's checking account at the bank. Interest is at bank prime + 1% and the loan is secured by substantially all Megola assets and the individual guarantees of two directors and a shareholder. As of July 31, 2003, the balance is $32,189. The line expires December 31, 2004.


NOTE 4 - NOTE PAYABLE

Megola purchased a used car from an auto dealer in October 30, 2002. The dealer financed the purchase in 36 equal monthly installments of $539, including interest at 8.45%. As of July 31, 2003, $6,053 was due in fiscal 2005 and $1,594 in fiscal 2006.


NOTE 5 - INCOME TAXES

Income taxes are not due since Megola has had losses since inception. Since inception, Megola has had about $270,000 in the U.S. dollar value of Canadian net operating losses, which expire in Canada in fiscal 2023.

The components of deferred taxes are as follows:

          Deferred tax assets
            Net operating loss carryforwards   $  91,800
          Less:  valuation allowance            ( 91,800)
                                               ---------
          Current net deferred tax assets      $       0
                                               =========

NOTE 6 - PREFERRED STOCK

An unlimited number of preferred shares, no par value, are authorized. Shares pay a 15% cumulative dividend, and no dividends have been declared. All preferred shares were exchanged in the reorganization in November 2003 - see Note 10.


NOTE 7 - COMMON STOCK

During fiscal 2001, 10 shares were issued to the founder for $1 at inception in August 2000. In September 2000, 90 shares were issued to investors at $1,353 per share for cash, services, inventory and out-of-pocket expense reimbursements.

During fiscal 2002, 105,000 shares of preferred stock were issued for $68,673 in cash.

During fiscal 2003, 20,000 shares of preferred stock were issued for $12,616 in cash. Ten common shares were re-purchased from an investor for $32,036 and ten shares were sold to investors for $65,202 in cash. The stock re-purchase wasn't paid until after July 31, 2003.


NOTE 8 - CONCENTRATIONS

No customers accounted for as much as 10% of 2003 and 2002 sales.
One vendor accounted for 100 percent of fiscal 2003 and 2002 cost of sales.


NOTE 9 - COMMITMENTS

Megola's office lease expires December 31, 2009. Minimum lease payments of $5,313 are due in the year ended July 31, 2004, and $12,750 are due in each of the years ended July 31, 2005 - 2009, with $5,313 due in the year ended July 31, 2010.


NOTE 10 - SEGMENT REPORTING

Megola sells in the U.S. and China as well as in Canada, and has two reportable geographic segments, with summary information as follows:

                              United States  International        Combined
                               -----------    -----------         ---------
Year ended July 31, 2003
   Revenues                       $  5,099       $152,373          $157,472
   Pretax loss                       3,160         94,440            97,600
   Depreciation                          0          5,122             5,122
   Interest expense                      0          1,366             1,366
   Total assets                          0        274,219           274,219

Year ended July 31, 2002
   Revenues                         82,888         75,892           158,780
   Pretax loss                      12,250         48,587            60,837
   Depreciation                          0          5,125             5,125
   Interest expense                      0              0                 0
   Total assets                          0         64,839            64,839

NOTE 11 - SUBSEQUENT EVENTS

On November 26, 2003, Megola was acquired by SuperiorClean, Inc. in a transaction accounted for as a reverse acquisition.
Megola's shareholders were issued 13,389,591 SuperiorClean shares in exchange for 100% of the outstanding common and preferred stock of Megola, plus $250,000 in cash and $200,000 in notes payable. Two major shareholders of SuperiorClean and two other persons then signed consulting contracts for 1,250,000 common shares. Immediately after this transaction, SuperiorClean had 21,728,593 shares outstanding. The former owners of Megola now own 61.6% of the combined entity. Prior to the merger, SuperiorClean had no assets or operations.

As of July 31, 2003, $196,566 had been paid by Megola towards
this acquisition   This amount is shown as a current asset at
this date, and will be written off as an impairment expense in November 2003.

On December 31, 2003, $391,985 in investor notes payable and $8,132 in accrued interest were exchanged for 4,035,956 common shares.

                             MEGOLA, INC.
                             BALANCE SHEET
                        As of October 31, 2003
                              (Unaudited)

          ASSETS

Current Assets
  Cash                                                         $    3,513
  Accounts receivable, net of $0 allowance                          8,326
  Inventory                                                        59,196
  Other                                                             4,789
  Deposit on reverse acquisition                                  235,374
                                                                ---------
     Total Current Assets                                         311,198

Fixed assets, net of $23,086 accumulated depreciation              11,343
                                                                ---------
                                                                $ 322,541
                                                                =========


     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Bank overdraft                                                $  35,803
  Current portion of installment note payable                       6,453
  Accounts payable                                                  6,639
  Accrued expenses                                                 52,402
  Notes payable                                                   330,004
                                                                ---------
     Total Current Liabilities                                    431,301

Long-term portion of installment note payable                       6,181
                                                                ---------
                                                                  437,482
                                                                ---------
Commitments

Stockholders' Deficit
  Preferred stock, $.001 par, 5,000,000 shares authorized,
    no shares issued or outstanding
  Common stock, $.001 par value, 50,000,000 shares
    authorized, 13,389,591 shares issued and outstanding           13,390
  Paid in capital                                                 222,851
  Accumulated deficit                                            (342,734)
  Accumulated other comprehensive loss
     - foreign currency translation                                (8,448)
                                                                ---------
     Total Stockholders' Deficit                                 (114,941)
                                                                ---------
                                                                $ 322,541
                                                                =========

                             MEGOLA, INC.
                       STATEMENTS OF OPERATIONS
         For the Three Months Ended October 31, 2003 and 2002
                              (Unaudited)


                                                2003       2002
                                             ---------   ---------

Revenue                                       $  7,590    $ 39,080

Cost of sales                                    3,008       5,834
Selling                                          8,334       4,739
General & administrative                        56,663      52,147
Depreciation                                     2,773       1,191
Interest                                         5,706         819
                                             ---------   ---------
 Total expenses                                 76,484      64,732
                                             ---------   ---------
 NET LOSS                                     $(68,894)   $(25,652)
                                             =========   =========


Basic and diluted loss
 per share                                       $(.01)      $(.00)

Weighted average shares
 outstanding                                13,389,591  13,389,591

                             MEGOLA, INC.
                        STATEMENTS OF CASH FLOW
         For the Three Months Ended October 31, 2003 and 2002
                              (Unaudited)

                                                        2003        2002
                                                      ---------   ---------
Cash Flows Used in Operating Activities
  Net loss                                            $( 68,894)  $( 25,652)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation                                          2,773       1,191
  Changes in:
    Accounts receivable                                   6,392      (1,538)
    Inventory                                          ( 13,090)     11,621
    Other current assets                                ( 1,687)       (605)
    Accounts payable                                      4,429         872
    Accrued expenses                                     11,009       4,135

                                                      ---------   ---------
  Net Cash Used in Operating Activities                ( 59,068)     (9,976)
                                                      ---------   ---------
Cash Flows Used in Investing Activities
  Deposit made toward cost of public shell             ( 26,020)
                                                      ---------
Cash Flows From Financing Activities
  Loans from investors                                  124,230
  Repurchase of shares from a shareholder              ( 37,581)
  Payments on installment note payable                 (  1,888)
  (Decrease) in bank overdraft                            2,001    (  1,723)
                                                      ---------   ---------
                                                         86,762      (1,723)
                                                      ---------   ---------
Effect of Exchange Rate Changes on Cash                 ( 1,122)      7,479
                                                      ---------   ---------
Net increase (decrease) in cash                             552      (4,220)

Cash at beginning of period                               2,961       6,401
                                                      ---------   ---------
Cash at end of period                                 $   3,513   $   2,181
                                                      =========   =========

                         MEGOLA, INC.
                 NOTES TO FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Megola, Inc. ("Megola") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in Megola's latest annual report filed with the SEC on Form 8-K/A. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal year 2004, as reported in the 8-K/A, have been omitted.


NOTE 2 - SUBSEQUENT EVENTS

On November 26, 2003, Megola was acquired by SuperiorClean, Inc. in a transaction accounted for as a reverse acquisition. Megola's shareholders were issued 13,389,591 SuperiorClean shares in exchange for 100% of the outstanding common and preferred stock of Megola, plus $250,000 in cash and $200,000 in notes payable. Two major shareholders of SuperiorClean and two other persons then signed consulting contracts for 1,250,000 common shares. Immediately after this transaction, SuperiorClean had 21,728,593 shares outstanding. The former owners of Megola now own 61.6% of the combined entity. Prior to the merger, SuperiorClean had no assets or operations.

As of July 31, 2003, $196,566 had been paid by Megola towards this
acquisition   This amount is shown as a current asset at this date, and
will be written off as an impairment expense in November 2003.

On December 31, 2003, $391,985 in investor notes payable and $8,132 in accrued interest were exchanged for 4,035,956 common shares.

All shares outstanding as of October 31, 2003 have been restated to the SuperiorClean-issued equivalents.


NOTE 3 - SEGMENT REPORTING

Megola sells in the U.S. and China as well as in Canada, and has two reportable geographic segments, with summary information as follows:

                                    United States International     Combined
                                     -----------   -----------      ---------
Three Months ended October 31, 2003
   Revenues                            $  4,995     $  2,595        $  7,590
   Net loss                               3,000       65,894          68,894
Three Months ended October 31, 2002
   Revenues                                   0       39,080          39,080
   Net loss                                   0       25,652          25,652

 PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements has been derived from the financial statements of Megola, Inc. ("Megola") at July 31, 2003 and adjusts such information to give effect to its reverse acquisition by SuperiorClean, Inc. ("Superior"), as if the acquisition had occurred at their respective year-ends as shown. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in Megola's latest annual report filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

                               7/31/03    2/28/03
                                Megola    Superior  Adjustments      Pro-Forma
                              ---------  ---------  ------------     ---------
Current Assets
 Cash                         $   2,961                              $   2,961
 Accounts receivable,
   net of allowance              13,819                                 13,819
 Deposit on reverse merger      196,566             (2)(196,566)
 Other current assets            46,202                                 46,202
                              ---------  ---------                   ---------

   Total Current Assets         259,548                                 62,982
Property and equipment, net      14,671                                 14,671
                              ---------  ---------                   ---------
                              $ 274,219  $       0                   $  77,653
                              =========  =========                   =========
Current Liabilities
 Accounts payable and
   accrued expenses              40,939                                 40,939
 Note payable - related party              140,000  (1)(135,000)       275,000
 Notes payable                  242,095                                242,095
 Other                           32,189                                 32,189
                              ---------  ---------                   ---------
  Total Liabilities             315,223    140,000                     590,223
                              ---------  ---------                   ---------
Preferred stock, no par,
 unlimited shares authorized,
 125,000 issued and outstanding  81,288             (1)  81,288
Common stock, no par,
 unlimited shares authorized,
 100 issued and outstanding     154,953             (1) 154,953
Common stock, $.001 par,
 20,000,000 shares authorized,
 8,176,500 shares outstanding                8,177  (1)  (1,400)
 26,966,091 shares outstanding                      (1) (17,389)        26,966
Paid in capital                            295,898  (1)  86,623        209,275
Stock subscription receivable             (140,000)    (140,000)
Accumulated Deficit            (273,840)  (304,075) (1)(304,075)
                                                    (1) 275,000
                                                    (2) 196,566      (745,406)
Other comprehensive income       (3,405)                               (3,405)
                              ---------  ---------                   ---------
                                (41,004)  (140,000)                  (512,570)
                              ---------  ---------                   ---------
                              $ 274,219  $       0                    $ 77,653
                              =========  =========                   =========

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1) The Closing Date of the Stock Purchase Agreement between Megola, Inc. (Megola) and SuperiorClean, Inc. (Superior) occurred November 26, 2003. On that date, 13,389,591 shares of Superior common stock were issued to Megola shareholders for all outstanding Megola preferred and common shares. Superior's $140,000 liability to related parties was offset against its stock subscription receivable, but the remaining unpaid agreed purchase price for the Superior shell of $275,000 was added and also impaired because Superior has no operations.

(2) The deposit will be impaired because Superior has no operations.

                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Megola, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Joel Gardner
   --------------------
Joel Gardner, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
  ------------            ---------             ----------

 /s/ Joel Gardner         President           April 12, 2004
 ----------------
  Joel Gardner